                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                            PRODUCT SUPPLY AGREEMENT

          This PRODUCT SUPPLY AGREEMENT ("Agreement") is entered into as of the 12th day of February, 2006 (the "Effective Date") among Selamine Limited, a corporation organized under the laws of Ireland with its principal place of business at Unit 4/5, Willsborough Cluster, Clonshaugh, Dublin 17, Ireland ("Selamine"), Robin Hood Holdings Limited, a corporation organized under the laws of Malta with its principal place of business at 57 St. Christopher Street, Valletta VLT 08, Malta ("Robin Hood"), Arrow Pharm Malta Limited, a corporation organized under the laws of Malta with its principal place of business at 57 St. Christopher Street, Valletta VLT 08, Malta ("Arrow Malta"), and King Pharmaceuticals, Inc., a corporation organized under the laws of Tennessee with its principal place of business at 501 Fifth Avenue, Bristol, Tennessee 37620 USA ("King"). Selamine, Robin Hood and Arrow Malta, on the one hand, and King, on the other hand, are sometimes referred to individually as a "Party" and collectively as the "Parties."

          WHEREAS, Selamine, Robin Hood, King, and King Pharmaceuticals Research and Development, Inc. ("King R&D") have entered into a Ramipril Patent License Agreement ("License Agreement"), of even date herewith, whereby Selamine granted to King a license under the Ramipril Patents (as that term is defined in Appendix A) to market, sell and distribute [***] within the Territory;

          WHEREAS, Arrow International Limited ("Arrow") (the indirect parent of Selamine), Robin Hood, King and King R&D have entered into a Ramipril Application License Agreement (the "Application Agreement"), of even date herewith, whereby Arrow granted to King a license under the Ramipril Application and Ramipril Know-How (as those terms are defined Appendix A) to market, sell and distribute [***];

          WHEREAS, King has agreed to exclusively purchase its entire requirements of [***] from Selamine pursuant to the terms hereof; and

          WHEREAS, Selamine is willing arrange the manufacture and supply of [***] to King under the terms and conditions set forth hereinafter;

          NOW, THEREFORE, in consideration of the rights and obligations set forth in this Agreement, the Parties agree as follows:

1.   DEFINITIONS

          Capitalized terms used in this Agreement have the meanings ascribed to such terms in Appendix A attached hereto.

2.   PURCHASE AND DELIVERY

     2.1  GENERAL OBLIGATION TO PURCHASE.

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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          (a) During the term of this Agreement, except as provided in Article 4 and Section 2.8(b), King, its Affiliates and its sublicensees shall exclusively purchase from Selamine [***] for use in the Territory, and Selamine through Arrow Malta, its manufacturing Affiliate, shall arrange for the manufacture, sale and delivery to King and its Affiliates, of such quantities of [***] as King, its Affiliates and its sublicensees shall order from Selamine, with such purchasing, manufacturing, sale and delivery to be in accordance with the terms of this Agreement and as follows:

               (i) During the Aventis Agreement Term, [***] manufactured using Ramipril API purchased from Aventis and supplied to Selamine by King; and

               (ii) Upon expiration or termination of the Aventis Agreement Term and thereafter, [***] manufactured using Ramipril API supplied by Selamine.

          (b) Selamine and Arrow Malta covenant and agree that neither Selamine, Arrow Malta, or any Selamine Designees (as defined in Section 2.12(a)(i) below) nor any of their Affiliates shall manufacture or sell, directly or indirectly, [***] within the Territory on their own behalf or on behalf of anyone other than King, its Affiliates and its sublicensees.

          (c) King shall use reasonable efforts to market, sell and distribute [***] within the Territory; provided that King may choose which indications and dosage strengths to market and sell, and Selamine understands and agrees that King may choose not to sell or market the [***] for the same indications or dosages for which King's Altace(R) product is currently sold; provided further that King does agree to label the [***] for hypertension. For the avoidance of doubt, King agrees to sell and market the [***] for all currently existing and future indications (in addition to hypertension) that (1) do not obligate King to purchase Ramipril API from Aventis pursuant to the terms of King's pre-existing agreements with Aventis and (2) with respect to which King is not contractually, under King's pre-existing agreements with Aventis, or legally prohibited from making, having made, using, selling or offering to sell [***] in the Territory, except such [***] that are made from Ramipril API supplied by Aventis.

          (d) Except with the prior written consent of King, such consent not to be unreasonably withheld or delayed, Selamine shall perform its manufacturing, sale and delivery obligations hereunder in Arrow Malta's Maltese facility. Arrow Malta consents to the use of its Maltese facility for the purposes of Selamine performing its obligations hereunder, and Arrow Malta agrees to abide by, and assist Selamine in fulfilling, the obligations of Selamine and its Affiliates set forth in this Agreement. For the avoidance of doubt, subject to King's prior written consent, Selamine has the right to propose and qualify additional manufacturing, sale and delivery locations, and King shall not unreasonably withhold or delay its consent to such locations; provided that Selamine shall bear all costs for such qualification.

     2.2 FORECASTS. King shall provide Selamine with rolling [***] forecasts as follows:

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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          (a) King shall provide Selamine with a non-binding [***] forecast at least [***] before the expected Launch of [***] within the Territory. King shall provide Selamine with a non-binding [***] forecast within [***] after receipt of Regulatory Approval for the [***]. Neither of the foregoing forecasts shall be binding.

          (b) After receipt of Regulatory Approval for the [***], King shall provide Selamine with a rolling [***] forecast [***] prior to the start of each Calendar Quarter. Each of such quarterly [***] forecasts shall constitute binding commitments of King, with respect to the first [***], to purchase the percentages of [***] set forth below pursuant to purchase orders issued in accordance with Section 2.3:

Period of Forecast    Percentage Required to be Purchased
------------------    -----------------------------------
First [***] period                  [***]%
Second [***] period                 [***]%

          (c) Each of King's forecasts shall specify the quantities of and delivery dates for [***] within the Territory (by dosage strength) and include such other information agreed upon by the Parties, with the first such forecast also to include the anticipated Launch date.

     2.3 PURCHASE ORDERS. King shall place orders for [***] no later than the [***] day of the month by delivering a duly completed Purchase Order to Selamine in writing. Each Purchase Order shall include, but not be limited to, the information set forth in Appendix 2. Each Purchase Order shall be for at least the minimum quantities specified in the Packaging Quantity, set forth in Appendix 1. In the event of any conflict between the terms of this Agreement and the terms of any Purchase Order, the terms of this Agreement shall prevail.

     2.4 ACCEPTANCE BY SELAMINE. No Purchase Order shall be binding on Selamine until accepted in writing with the confirmation of the date of shipment. Selamine shall accept the Purchase Order as presented and confirm date of shipment within ten (10) business days of receiving King's written Purchase Order; provided that Selamine shall not be obligated to accept a Purchase Order to the extent it exceeds (i) [***] [***] during the first [***] period for which a Purchase Order is submitted and (ii) thereafter [***]% of the average monthly forecasts of [***] supplied by King pursuant to Section 2.2(b) over the prior [***]. Selamine shall be obligated to manufacture and deliver the specified quantity of [***] in accordance with the delivery schedule set forth in such Purchase Order, subject to the terms and conditions of this Agreement. Selamine shall not be required to accept Purchase Orders for quantities of [***]
(a) below the quantities specified in the Packaging Quantity, (b) in excess of the amount specified in the forecast for the relevant month, (c) during the Aventis Agreement Term, to the extent Selamine is unable to manufacture the [***] as a result of King's failure to provide Selamine with sufficient Aventis API, or (d) the delivery lead time for the Purchase Order is less than [***], or [***] with respect to the first month's supply.

     2.5 CHANGES IN REQUESTS.

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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          (a) King may request that Selamine increase the quantity of [***] for
Purchase Orders already placed or to change the date of shipment. Upon receipt of such request, Selamine shall inform King within [***] whether it can accept such additional purchase orders, wholly or in part, or comply with the requested date of shipment. In case of partial acceptance, Selamine shall specify quantities and date of shipment. Selamine will use commercially reasonable efforts to accept such requested changes, subject to the terms and conditions of this Agreement.

          (b) If an event occurs that significantly affects the market conditions for [***], King may request that Selamine decrease the quantity of [***] for Purchase Orders already placed or to change the date of shipment. Upon receipt of such request, Selamine and King shall meet within [***] to discuss whether Selamine can accept such changes or to otherwise determine how to address such market conditions. Each Party will negotiate in good faith to reach a reasonable resolution.

     2.6 PACKAGING QUANTITY MINIMUM. If King wishes to order a quantity of [***] of less than the minimum quantities specified in the Packaging Quantity, Selamine shall notify King within [***] of receipt of any such Purchase Order of the revised price of the [***] to reflect the increased costs to Selamine of producing such smaller batch quantities. King may either confirm the Purchase Order and shall pay such revised price for the [***] or may increase the Purchase Order to the minimum batch quantities specified in the Packaging Quantity.

     2.7 DELIVERY.

          (a) Selamine shall deliver the [***] FOB manufacturing, packaging site or warehouse. Title and risk of loss as to the [***] purchased by King shall pass to King upon the earlier of (i) a common carrier accepting possession or control of such [***] and (ii) the passage of such [***] from the loading dock of Selamine's site or warehouse to any employee, agent or contractor of King or such common carrier. Regarding the first month's supply of [***], the delivery lead time shall be within a maximum of [***] counted from the date of Selamine's Purchase Order confirmation, thereafter the maximum delivery lead time shall be [***] from the date of Selamine's Purchase Order confirmation. Selamine shall tender the [***] in full on the dates for tender specified in the Purchase Orders. If Selamine is unable for any reason to fulfill any Purchase Order for the [***] on the specified date, Selamine shall immediately inform King in writing. If such inability is partial, Selamine shall fulfill Purchase Orders with such quantities of [***] as are available.

          (b) [***], Selamine shall ship [***] on a carrier or carriers specified by King under the designated procedures provided by King for transportation of [***]. The costs of all freight, insurance, handling, fees, taxes and other costs associated with the shipment of [***} shall be borne [***].

          (c) Selamine shall, and King will cooperate with Selamine to, prepare, obtain, and maintain all necessary export and import registrations relating to [***]. The

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

costs of all export licenses, import licenses and customs formalities for the import and export of goods shall be borne [***], provided that any VAT shall be [***].

     2.8 CAPACITY.

          (a) If Selamine, upon receiving a forecast under Section 2.2 or a Purchase Order under Section 2.3, is, or anticipates that it will be, unable to meet such forecast or Purchase Order, either in whole or in part, due to any reason, Selamine shall give written notice of such inability to King within [***] of receipt of such forecast or Purchase Order. If such inability is partial, Selamine shall fulfill Purchase Orders with such quantities of [***] as are available. Selamine shall use its commercially reasonable efforts to ensure that Purchase Orders are supplied in full on a timely basis.

          (b) If Selamine is unable to meet King's Purchase Orders, except in the case of the gross negligence or willful misconduct of Selamine, its Affiliates, or any Selamine Designee, Selamine and King shall negotiate, for a period of up to [***] from the date of notification given by Selamine pursuant to Section 2.8(a), to consider alternative arrangements for meeting King's requirements for [***] until Selamine is able to resume meeting such requirements for King, including obtaining King's unfulfilled requirements from a Third Party. Any alternative arrangement entered into pursuant to this Section 2.8(b) shall not exceed a commercially reasonable term. Any alternative arrangements entered into pursuant to this Section 2.8(b) shall act in no way as a waiver of any other rights or remedies that King or Selamine may have under this Agreement or otherwise (unless expressly agreed otherwise in writing in such alternative arrangements); provided, however, King shall have no obligation to pay for orders of [***] that Selamine is unable to provide. If, at the end of the [***] period, the Parties are not able to agree upon an alternative arrangement, King may proceed with an alternative arrangement it selects. During the [***] period, King may negotiate with Third Parties, and begin preparing its own site, for the manufacture of [***], such that King will be in the position to obtain supply from such Third Party or from King itself immediately after the end of such [***] period.

          (c) If Selamine's inability to meet Purchase Orders or forecasts is due to a shortage of production capacity at Selamine's or the Selamine Designee's facility, in addition to the requirements of Sections 2.8(a) and 2.8(b) above, Selamine shall promptly notify King of such shortage of production capacity, and, if possible, the date such shortage of production capacity is expected to end. Selamine shall give priority to King's Purchase Orders and satisfy and fulfill deliveries of [***] ordered pursuant to King's Purchase Orders prior to utilizing such production capacity to produce products for any other person, including Selamine and its Affiliates.

          (d) Selamine shall notify King as soon as possible of the date upon which such shortage of production capacity will cease. Upon resumption of production of [***], King shall resume obtaining its requirements, and those of its Affiliates and its sublicensees, for [***] from Selamine to the extent such resumption is consistent with any contractual arrangements entered into with Third Parties pursuant to Section 2.8(b).

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     2.9 CERTIFICATE OF ANALYSIS. Each delivery shall be accompanied by a certificate of analysis, containing the types of information approved by mutual agreement of the Parties, for each lot delivered and any other documents as required under the Applicable Law within the Territory and pursuant to the Quality Agreement to be entered into by the Parties within [***] following the Effective Date. In addition, Selamine will supply King with reference standards, at Selamine's expense, for normal commercial testing, which King may conduct [***]. All other reference standards reasonably requested by King shall be provided by Selamine to King [***].

     2.10 STOCK. Subject to any failure by Selamine to fulfill its supply obligations hereunder, King shall at all times maintain a [***] stock of King's requirements for [***] as indicated in its [***] forecasts.

     2.11 LATE DELIVERY. Notwithstanding anything herein to the contrary, Selamine shall not be liable to King for late delivery of [***] or failure to fulfill a Purchase Order in part or in full:

          (a) If fulfillment of such Purchase Order would result in Selamine delivering [***] in any [***] period in excess of [***]% of the forecast given by King in accordance with Section 2.2(b), unless Selamine has agreed to supply the [***] in excess of [***]% of such forecast, as evidenced by Selamine's acceptance of such Purchase Order in accordance with Section 2.4; provided that Selamine must fulfill the Purchase Order up to [***]% of such forecast in accordance with the terms and conditions of this Agreement;

          (b) If the required delivery dates in the Purchase Order are less than [***], or [***] with respect to the first month, unless Selamine has accepted a Purchase Order with a delivery date that is less than such periods;

          (c) If King fails to supply Selamine with sufficient API from Aventis during the Aventis Agreement Term (including as a result of failing to supply sufficient API that conforms with specifications, cGMP and Applicable Laws), to the extent of such failure; or

          (d) If King fails to provide Selamine with artwork and camera ready proofs for the [***].

     2.12 PRICES.

          (a) FEE FOR [***]. Within [***] after the end of each Calendar Quarter, King shall pay Selamine the fee set forth in this Section 2.12(a) based on Net Sales of King, its Affiliates and its sublicensees in the Territory, and based on whether or not Wyeth Participates with respect to the [***] and when the sale occurs, as follows:

               (i) SELAMINE DESIGNEES MANUFACTURE. If Selamine procures [***] for King, whether through Selamine's Affiliates, including Arrow Malta, or through Third Parties qualified in accordance with Section 4.1 (collectively, the "Selamine Designees"), King shall pay Selamine as follows:

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                         SELAMINE DESIGNEES MANUFACTURE

                      WYETH DOES NOT PARTICIPATE   WYETH PARTICIPATES
                      --------------------------   ------------------
2007-2008             [***]                        [***]
2009 AND THEREAFTER   [***]                        [***]

               (ii) KING MANUFACTURES OR SOURCES. If King manufactures [***], causes a Third Party to manufacture [***] in accordance with Section 4.2, or obtains [***] under an alternative arrangement, as described in Section 2.8(b), King shall pay Selamine as follows:

                          KING MANUFACTURES OR SOURCES

                      WYETH DOES NOT PARTICIPATE   WYETH PARTICIPATES
                      --------------------------   ------------------
2007-2008             [***]                        [***]
2009 AND THEREAFTER   [***]                        [***]

The Parties agree that, in order to allocate the additional costs that are incurred by King as a result of King's manufacturing or sourcing of [***], the following deductions will be taken from either King's Net Sales or Selamine's payments under this Section 2.12(a)(ii):

                    (A) If King manufactures or sources in accordance with
Section 4.2(ii) or (iii), for purposes of determining King's Net Sales under this Section 2.12(a)(ii), Net Sales will be reduced by [***].

                    (B) If King manufactures or sources in accordance with
Section 4.2(i), (iv), or (v), the fees owed by King to Selamine under this
Section 2.12(a)(ii) will be reduced by [***].

                    (C) For purposes of this Section 2.12(a)(ii), "King's
[***] Manufacturing Costs" shall equal USD $[***] plus USD $[***] for packaging, which amounts are to be adjusted annually according to the rate of inflation in the relevant country of manufacture or packaging with 2008 as the base year.

                    (D) For purposes of this Section 2.12(a)(ii), the "Cost of Non-Aventis API" will equal the API Cost paid to Selamine or its Affiliates, or any Third Party, with respect to any Ramipril API obtained by Selamine or its Affiliates after the Aventis Agreement Term; provided that Selamine and its Affiliates agree that they will sell such Ramipril API to King [***].

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

          (b) UNDERSTANDING REGARDING RAMIPRIL API FROM AVENTIS.

               (i) To the extent King is obligated to purchase Ramipril API from Aventis in 2008, Selamine agrees to reimburse King, on a quarterly basis, for [***]% of the amount paid by King to Aventis for Ramipril API that is actually used in the manufacture of [***] that are actually sold to Third Parties. Such payment will be deducted from King's payment under Section 2.12(a), as confirmed by written quarterly reports from King, until all such reimbursements are made.

               (ii) If Selamine manufactures [***] for King, or King is manufacturing [***], to the extent King is obligated to purchase Ramipril API from Aventis in 2007, Selamine agrees to reimburse King, on a quarterly basis, for [***]% of the amount paid by King to Aventis for Ramipril API that is actually used in the manufacture by Selamine or King of [***] that are actually sold to Third Parties. Such payment will be deducted from King's payment due under Section 2.12(a), as confirmed by written quarterly reports from King, until all such reimbursements are made.

               (iii) The determination of the amount of [***] that are actually sold to Third Parties pursuant to clauses (i) and (ii) above will be based on both King's sales to Third Parties and no more than [***] of inventory sold to wholesalers; provided that the Parties quarterly will compare King's sales to Third Parties to the amounts prescribed to patients based on IMS prescription data during the relevant period, and, if there is a discrepancy of more than [***]% between such amounts, the Parties will negotiate in good faith to correct such discrepancy in order for the Parties, as closely as possible, to approximate actual prescriptions written for [***] during the relevant period.

               (iv) After expiration or termination of the Aventis Agreement Term, King and its Affiliates agree, and King or the relevant King Affiliate shall cause each sublicensee to agree, that it shall not purchase bulk Ramipril API for use in [***] from any Third Party, including but not limited to Aventis.

               (v) If, prior to the end of 2008, King is able to negotiate with Aventis an early termination of King's obligations for bulk Ramipril API for use in [***], pursuant to King's agreements with Aventis, Selamine agrees to reimburse King for [***]% of any payments due to Aventis in connection with such early termination; provided that in no event will Selamine be obligated to reimburse King for any amount paid to Aventis that is in excess of an amount equal to Selamine's [***]% payment obligation otherwise payable hereunder for 2007 or 2008 (adjusted to take into account the payments already made by Selamine pursuant to Sections 2.12(b)(i) and (ii) above) minus, if either of the two events described in Section 2.12(c) has not occurred, the API Cost to Selamine of purchasing bulk Ramipril API from another source for use in 2007 or 2008. For the avoidance of doubt, if, at the time King is able to negotiate such early termination, the two events described in Section 2.12(c) both have occurred, the maximum amount of Selamine's reimbursement under this Section 2.12(b)(v) will be equal to Selamine's [***]% payment obligation otherwise payable hereunder for 2007 or 2008.

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

          (c) ADJUSTMENT FOR GENERIC COMPETITION. The fees payable to Selamine, as described in Section 2.12(a) above, shall be payable until such date as both of the following have occurred:

               (i) [***]; and

               (ii) [***].

Upon the occurrence of both events set forth in (i) and (ii) above, King shall no longer be obligated to pay Selamine fees pursuant to Section 2.12(a), and King shall thereafter purchase [***] from Selamine at [***] with Section 2.12(d) below. In addition, upon the occurrence of both events set forth in (i) and (ii) above, Selamine's reimbursement obligations to King pursuant to Section 2.12(b) shall be reduced from [***]% to [***]%.

          (d) EXCESS API. If, at the end of the Aventis Agreement Term, King owns Ramipril API purchased from Aventis, Selamine will purchase such API from King at the price of USD $[***] for use in [***] sold hereunder.

          (e) [***]. The Parties anticipate that, as a result of the Launch of [***], King will receive [***]. In order to compensate King, in part, for such {***], the Parties agree that they will [***] the costs of all returns of Capsule Product, excluding any [***]. As such, Selamine agrees to reimburse King for [***] percent ([***]%) of King's wholesale acquisition cost attributable to the [***] following the Launch of [***], excluding [***], not to exceed USD $[***]. Selamine may audit King's books and records with respect to such costs in accordance with Section 2.13 hereof. The amounts reimbursable by Selamine to King hereunder shall be deducted from King's payment under this Section 2.12, as confirmed by written quarterly reports from King, until all such reimbursements are made.

     2.13 AUDITING. During the term of this Agreement and for a period of [***] following its expiration or termination, upon the request of a Party (but not more frequently than once in each Calendar Year), an independent public accountant selected by the requested Party and reasonably acceptable to the other Party shall be allowed access, during ordinary business hours, to the records, documents, bookkeeping systems, financial statements, records and any other resources, materials and data of the audited Party and its Affiliates, or Third Parties providing services hereunder on behalf of such Party, relevant to verify the accuracy of the payments made or payable by King hereunder or the Costs or API Costs incurred by Selamine during any of the [***] before the audit. The cost of such audit shall be paid by the auditing Party unless the audit reveals an under-reporting of payments in excess of [***] of the amount due or cost incurred, as applicable, for any one-year period, in which case the cost of the audit shall be paid by audited Party. If an audit discloses any underpayment by King, King shall promptly make payment to Selamine of such underpayment plus accrued interest, [***]. If the audit discloses any overpayment by King, Selamine shall promptly repay such overpayment to King plus, if the overpayment was a result of on over-reporting of Costs or API Costs by Selamine, accrued interest, [***].

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     2.14 PAYMENTS. All payments to be made hereunder shall be made in United States Dollars ("USD") and shall be paid within [***] from receipt of invoice; provided that invoices shall not be issued before the date of tender of the [***]. Interest shall be payable upon all amounts not paid on the due date at the rate of [***]% over the base rate of interest reported in the Wall Street Journal, New York edition, on the due date and shall accrue from the due date until such sum is paid, [***].

     2.15 [***]. As set forth in the Application Agreement, King is entitled to Develop a [***] that is a [***]; provided that King may only launch such [***] in accordance with the terms and conditions of Section 3.3 of the Application Agreement. Until such time as King elects to launch such [***], the Parties will perform their obligations hereunder in anticipation of manufacturing and selling a [***] that is not a [***]. At such time as King elects to launch, in accordance with the Application Agreement, such [***], the Parties will perform their obligations hereunder with respect to such [***], including qualifying manufacturing facilities with respect to such [***] in accordance with Section 4.1, which qualification the Parties will promptly seek to obtain following King's notification to Selamine that King intends to launch such [***] or at such other time as King reasonably determines. In addition, if King elects to launch such [***], King will grant Selamine such license to King's Patents and Technology as is needed for Selamine to perform its obligations hereunder.

3.   MANUFACTURE AND QUALITY

     3.1 GENERAL OBLIGATION TO MANUFACTURE. Selamine, as manufacturer of
[***], shall supply the [***] to King as finished packed [***]. Selamine warrants that [***] sold to King by Selamine pursuant to this Agreement are manufactured in accordance with the Specifications and in material compliance with all cGMP and Applicable Laws with respect to the manufacturing of [***] to be marketed and sold in the Territory. Upon Regulatory Approval, Appendix 3 of this Agreement will be modified to include the Specifications for the [***], which will be based on such Regulatory Approval.

     3.2 PACKAGING AND LABELING. King shall provide Selamine with all artwork and camera ready proofs of applicable labeling and packaging materials for the [***]. Selamine shall not make any changes thereto. Should changes be necessary to artwork and proofs, King shall supply new materials promptly.

     3.3 SPECIFICATIONS.

          (a) For changes to the Specifications or manufacturing processes that are required by Applicable Laws ("Required Manufacturing Changes"), Selamine and King shall cooperate in making such changes in a timely manner.

          (b) For changes to the Specifications or material manufacturing process that are not required by Applicable Laws ("Discretionary Manufacturing Changes"), Selamine and King must each agree to any such changes and shall, to the extent commercially reasonable under the circumstances, cooperate in making such changes, and each agrees that it shall not

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unreasonably withhold its consent to such changes. Notwithstanding the foregoing, King's standard change control procedures will be utilized in reviewing such changes.

          (c) Notwithstanding the foregoing, all internal and external costs, including, without limitation, obsolete raw materials, work-in-process, packaging and labeling materials (i) associated with Required Manufacturing Changes shall be borne by King, provided that such costs will be limited to the levels of materials that are reasonable based on current forecasts, and (ii) associated with Discretionary Manufacturing Changes shall be borne by the Party initiating such changes; provided that, in each case, all such costs shall be commensurate with costs common in the industry for the types of changes being made.

          (d) In the event of any changes to the Specifications or manufacturing processes, as provided in this Section 3.3, King undertakes to update its Regulatory Approval in the Territory with any modifications. The pertaining Specifications shall be updated accordingly.

     3.4 SHORTCOMINGS AND DEFECTS. King shall notify Selamine in writing within [***] after receipt of [***] delivered by Selamine of any complaint regarding obvious qualitative faults and/or quantitative shortcomings, and King shall simultaneously send samples of faulty [***] to Selamine. If King fails to notify Selamine within such period, King shall be deemed to have accepted the order with respect to such obvious faults or shortcomings. King shall notify Selamine in writing within [***] of King becoming aware of any defects in the [***] which may not or would not have been obvious at delivery by visual inspection of such [***] made with reasonable care.

          (a) In cases of properly notified objections on the ground of defective quality, which objections are agreed upon by both Parties or have been confirmed by an independent party pursuant to clause (b) below, Selamine shall replace the faulty consignment free of charge at the next practical delivery date agreed to by the Parties. All quantitative deficiencies shall be made up free of charge at the next practical delivery date. If only a limited supply of [***] is available to replace or supply such rejection or shortage, then Selamine shall ship to King such quantities of [***] as are available, and King will be promptly reimbursed or credited against future orders, at King's option, for amounts paid for the remaining quantity of rejected [***].

          (b) If Selamine disagrees with the defect of such [***] that King has found to be defective, the Parties shall endeavor to settle such disagreement amicably and constructively between themselves. If they fail to agree within [***] after receipt of the notice of defects, the Parties agree to nominate an independent, reputable laboratory within the Territory, acceptable to both Parties, which shall examine representative samples taken from such consignment, using the methods of analysis specified in the Specifications, and the result shall be binding on both Parties. The charges for such examination shall be borne by the Party found to be at fault.

          (c) Selamine's entire responsibility for defective [***] supplied to King hereunder is limited to the replacement, refund or credit mentioned in
Section 3.4(a) only. This, however, does not limit Selamine's responsibility pursuant to Section 6 of this Agreement.

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          (d) King shall make arrangements with Selamine for the return or disposal of any [***] rejected in accordance with this Section 3.4; the costs of such return or disposal shall be paid by Selamine.

     3.5 SELAMINE STOCK AND RAW MATERIALS.

          (a) During the Aventis Agreement Term, King shall supply Selamine with Ramipril API from Aventis required to manufacture [***], and Selamine shall be solely responsible for obtaining all other Raw Materials. During the Aventis Agreement Term, King's supply to Selamine of Ramipril API from Aventis shall be as follows:

               (i) [***] prior to the start of each Calendar Quarter, Selamine shall provide King with rolling [***] forecasts of Selamine's Ramipril API requirements; provided that the first such forecast shall be provided to King [***] after the receipt of King's forecast for [***] pursuant to Section 2.2. Selamine shall place orders for Ramipril API no later than the [***] of the month by delivering a duly completed purchase order to King in writing. Each purchase order shall include, but not be limited to, the information set forth in Appendix 5. Each purchase order shall be for at least the minimum quantities specified on Appendix 5. In the event of any conflict between the terms of this Agreement and the terms of any purchase order, the terms of this Agreement shall prevail. No purchase order shall be binding on King until accepted in writing with the confirmation of the date of shipment. King shall accept the purchase order as presented and confirm date of shipment within [***] of receiving Selamine's written purchase order; provided that King shall not be obligated to accept a purchase order to the extent it exceeds the amounts necessary for Selamine to meet its supply obligations with respect to Purchase Orders for [***] accepted by Selamine pursuant to Section 2.4. The delivery lead time for Ramipril API shall be within a maximum of [***] counted from the date of King's purchase order confirmation. Selamine shall provide King with monthly and annual inventory reports with respect to Selamine's stock of Ramipril API, with the monthly reports provided on the [***] of each month and the annual report provided on January 31st of each year.

               (ii) King shall deliver the Ramipril to Selamine's manufacturing site. Title and risk of loss as to the Ramipril API shall pass to Selamine upon delivery to Selamine's site. The costs of all freight, insurance, handling, fees, taxes, export licenses, import licenses, customs formalities and other costs associated with the shipment of Ramipril API from King shall be borne [***], provided that any VAT shall be [***]. Each delivery shall be accompanied by a certificate of analysis, containing the types of information approved by mutual agreement of the Parties, for each lot of Ramipril API delivered and any other documents as required under Applicable Law within the Territory and pursuant to the Quality Agreement.

               (iii) Selamine shall provide King with a receipt of delivery with respect to each shipment of Ramipril API supplied to Selamine by King hereunder. Selamine shall be and remain responsible for the proper care and handling of all quantities of Ramipril API so supplied and shall account to King for the handling and disposition of all such quantities. Without limiting the preceding sentence, Selamine shall promptly report to King any and all incidents or occurrences pursuant to which any shipment of Ramipril API is not manufactured into finished [***], including, without limitation, spillage, accident, waste, spoilage

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or other disposition. Selamine shall reimburse King or credit King's account, as King may elect, for the replacement cost of all quantities of Ramipril API that are not manufactured into finished [***] as a consequence of Selamine's negligence or any other breach by Selamine of its obligations hereunder.

               (iv) Selamine shall notify King in writing within [***] after receipt of Ramipril API delivered by King of any complaint regarding obvious qualitative faults and/or quantitative shortcomings, and Selamine shall simultaneously send samples of faulty Ramipril API to King. Selamine shall notify King in writing within [***] of Selamine becoming aware of any defects in the Ramipril API which may not or would not have been obvious at delivery by visual inspection of such Ramipril API made with reasonable care. Selamine will assist King in substantiating any defects or shortcomings and otherwise assist King in order for King to obtain replacement API or a refund or credit from Aventis.

               (v) Selamine shall reimburse King for the replacement cost of any Ramipril API supplied by King that has been used by Selamine in [***] that have been rejected by King in accordance with the provisions of Section 3.4. Selamine shall use Ramipril API supplied by King solely for the purpose of performing Selamine's obligations under this Agreement and shall not provide such materials to any Third Party.

          (b) Following the Aventis Agreement Term, Selamine shall be solely responsible for obtaining all Raw Materials, including Ramipril API, required for the manufacture of [***], which Raw Materials will be obtained from cGMP and FDA-qualified suppliers.

          (c) Subject to King supplying Selamine with sufficient Ramipril API during the Aventis Agreement Term, Selamine shall maintain sufficient supplies of Raw Materials and other required resources to perform the services required under this Agreement.

          (d) In addition, at all times during the Term, Selamine shall maintain at its facility [***] of inventory of [***], calculated as the [***] sales for the [***] period.

     3.6 RECALL POLICIES. King shall comply, and Selamine shall assist King as appropriate in complying, with [***] recall policies regarding [***] issued from time to time by King or any applicable Regulatory Authority and communicated to King. In the event of a [***] recall, the Party instituting the recall shall promptly advise the other Party, and the Parties shall take all appropriate corrective actions.

     3.7 RECALLS.

          (a) [***] shall bear the expenses of any recall resulting from (i) damages to or defects in the [***] occurring after Selamine's shipment of the [***], (ii) the King layout for packaging and labeling of the [***], (iii) the King actions or in-actions as seller, sublicensor to its sublicensees, and distributor of the [***], (iv) infringement claims regarding any trademarks, trade names or trade dress to be used with the [***], or (v) during the Aventis Agreement Term, damages to or defects in the Ramipril API supplied to Selamine by King occurring or in existence prior to King's shipment of such API to Selamine.

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          (b) [***] shall bear the expenses for recalls resulting from (i)
Selamine's, its Affiliates', or any Selamine Designee's negligence or willful misconduct, (ii) their failure to manufacture, test, store or handle [***] in accordance with cGMP and the Specifications, or (iii) during the Aventis Agreement Term, damages to or defects in the Ramipril API supplied to Selamine by King occurring after King's shipment of such API to Selamine.

          (c) For the purpose of this Agreement expenses of recall include, without limitation, the value of the recalled [***], expenses of notification and destruction or return of the recalled [***]. In addition, during the Aventis Agreement Term, expenses of recall shall include the costs of the API supplied by King that are borne by the Party not bearing the expenses of the recall, taking into account each Party's contribution to the purchase price for such API, as described in Section 2.12.

4.   REGULATORY, ACCESS AND OTHER MATTERS

     4.1 QUALIFICATION OF MANUFACTURING FACILITIES. King and Selamine shall each, at their own expense, use reasonable efforts to qualify their own manufacturing facilities with respect to both finished [***] that contain Ramipril API supplied by Aventis and finished [***] that contain Ramipril API supplied by Selamine, it being understood and agreed that Selamine will qualify Arrow Malta's Maltese facility. In addition, Selamine shall use its best efforts to qualify a second manufacturing facility with respect to finished [***] that contain each type of Ramipril API, with the identity of such facility to be with King's prior written consent, not to be unreasonably withheld or delayed, as provided in Section 2.1(d). King shall supply Selamine with any Ramipril API from Aventis necessary in connection with such qualification, at its Maltese manufacturing facility, at no charge; and Selamine shall supply King with any Ramipril API from Selamine necessary in connection with such qualification, at no charge. Qualification of each manufacturing facility with respect to finished [***] that contain Ramipril API supplied by Aventis will begin as soon as practicable after the Effective Date, and qualification with respect to Ramipril API supplied by Selamine will begin at such time as the Parties agree, taking into account the anticipated date of expiration or termination of the Aventis Agreement Term.

     4.2 EXCEPTIONS TO EXCLUSIVE SUPPLY. Notwithstanding Section 2.1, King may manufacture, or purchase from another Third Party, [***] under the following limited circumstances: (i) Selamine cannot get any manufacturing facility qualified (its own or that of a Selamine Designee) with respect to [***], as provided in Section 4.1; (ii) to the extent Selamine is unable to supply [***] pursuant to this Agreement because such supply would likely result in a breach of King's pre-existing agreements with Aventis, as determined by King, acting reasonably and in good faith; (iii) King wishes to launch the [***] before 2008 using its own facilities, and King and Selamine, acting reasonably and in good faith, agree to such use of King's facilities; (iv) there is an interruption of commercial supply from Selamine, including as a result of Selamine's breach of this Agreement, except where such interruption is due to King's breach of this Agreement; or (v) to the extent Selamine is unable to supply all of the quantities of [***] requested by King, except where such interruption is due to King's breach of this Agreement; provided that with respect to clauses (iv) and
(v), except in the case of the gross negligence or willful misconduct of Selamine,

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its Affiliates, or any Selamine Designee, the Parties will comply with the procedures set forth in Section 2.8(b).

     4.3 NOTICE OF FAILURE TO MEET SPECIFICATIONS. Upon Selamine's or any Selamine Designee's discovery that any batch or lot of [***] fails to conform to the applicable Specifications, Selamine will notify King within [***] of discovery of such failure to meet the applicable Specifications and of the nature thereof in detail, including, but not limited to, supplying King with all investigatory reports, data, and communications, out-of-specification reports and data and the results of all outside laboratory testing and conclusions, if any. Selamine shall investigate all such failures promptly, and at its expense, cooperate with King in determining the cause for the failure and a corrective action to prevent future failures.

     4.4 RECORDS. Selamine shall maintain all manufacturing, packaging, analytical and stability records, all records of shipment, and all validation data relating to the [***] to the extent and for the time periods required by Applicable Laws with respect to the [***].

     4.5 REGULATORY COMPLIANCE. Selamine shall advise King promptly if an authorized agent of a Regulatory Authority visits, or if Selamine or any Selamine Designee receives notice that a Regulatory Authority plans to visit, the manufacturing facilities where the [***] are being manufactured or quality tested. Selamine shall furnish to King all material information supplied to, or supplied by, any Regulatory Authority, including the Form 483 observations and responses, to the extent that such report relates to the [***], or the ability of Selamine to supply such [***], within [***] of Selamine's or a Selamine Designee's receipt of such information or delivery of such information, as the case may be. To the extent allowable under Applicable Law, King shall have [***] to review and provide comments to Selamine prior to Selamine or any Selamine Designee responding to any Regulatory Authority. Should Selamine choose not to include or address King's comments when responding to the Regulatory Authority, then Selamine shall provide King a reason as to why King's comments were not included or addressed. To the extent allowable under Applicable Law, before Selamine or any Selamine Designee responds to any Regulatory Authority, King shall have the right to review and approve such final response, such approval not to be unreasonably withheld or delayed.

     4.6 CHANGES. In addition to the requirements of Section 3.3, Selamine and the Selamine Designees shall not change the critical specified raw materials, packaging materials, their source, analytical test procedures or critical manufacturing conditions or critical manufacturing equipment used in the manufacture of [***] without the prior written consent of King, such consent not to be unreasonably withheld or delayed.

     4.7 ACCESS TO FACILITIES. Upon the reasonable prior written request of King, King shall have the right to inspect those portions of the manufacturing, storage and testing facilities of Selamine and Selamine Designees where [***] are being manufactured, stored or tested, as the case may be, during regular business hours and without undue interference to Selamine's and the Selamine Designees' business operations, to ascertain compliance with cGMPs and the Specifications, such inspections to be held [***], unless additional inspections are required as mutually determined by the Parties. If the FDA or other applicable Regulatory

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Authority asserts any notice to the effect that Selamine, its Affiliates, or any Selamine Designees have failed to comply with any Applicable Law in connection with the manufacture of the [***], or if Selamine delivers [***] that do not meet the applicable Specifications, then King shall have the right to inspect such portions of the manufacturing facilities of Selamine, its Affiliates, or the Selamine Designee that relate to the manufacture and testing of such [***] upon reasonable notice and during normal business hours. Notwithstanding the provisions of this Section 4.7, King shall have no obligation nor be deemed to have an obligation to inspect the facilities of Selamine, its Affiliates, or the Selamine Designee.

     4.8 PRODUCT INQUIRIES AND COMPLAINTS. Selamine will promptly submit to King all [***] safety and efficacy inquiries, [***] quality complaints and adverse drug event reports received by Selamine, any Affiliate, or any Selamine Designee, together with all available evidence and other information relating thereto, in accordance with procedures to be agreed upon by the Parties. Except as otherwise required by Applicable Law, King, as the party holding the applicable NDA, will be responsible for investigating and responding to all such inquiries, complaints and adverse events regarding [***]. It shall be the responsibility of King, as the party holding the applicable NDA, to comply with all applicable national, federal, state and local governmental reporting requirements regarding adverse drug events and [***] quality matters.

     4.9 RESPONSE TO COMPLAINTS AND/OR ADVERSE DRUG EVENTS. Pursuant to a reported complaint or adverse drug event, if the nature of the reported complaint or adverse drug event requires testing during the period, Selamine will, upon King's request and approval and at Selamine's reasonable expense, perform analytical testing of corresponding retention samples and provide the results thereto to King as soon as reasonably practicable. King, as the party holding the applicable NDA, shall remain responsible for reporting to the FDA or any other Regulatory Authority. Such testing shall be performed using NDA approved testing procedures as set forth in the applicable NDA.

     4.10 ADDITIONAL INFORMATION. Each Party shall provide to the other in a timely manner, but in no event less than [***] prior to the due date of such Party's annual report to the FDA or any other Regulatory Authority with respect to the [***], all information in written form which such Party requests regarding the [***] in order to comply with Applicable Laws.

     4.11 QUALITY AGREEMENT. Each Party shall perform the duties required of it pursuant to the Quality Agreement to be entered into by the Parties. To the extent the Quality Agreement conflicts with this Agreement with respect to a quality issue, this Agreement shall control.

     4.12 STABILITY TESTING. Selamine shall be responsible for maintaining a stability program according to the protocol and commitments outlined on Appendix 4 attached hereto and conducting stability testing for the [***] that are manufactured or packaged by Selamine. The costs for such stability testing, as set forth on Appendix 4, shall be borne by King.

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     4.13 REIMPORTATION. Selamine shall, and shall cause its Affiliates and
Selamine Designees to, use commercially reasonable efforts to prevent, in the Territory, directly or indirectly, the making of any [***] by Selamine, its Affiliates, Selamine Designees, licensees, or customers and the selling, distribution, offer for sale and importation of [***] by Selamine, its Affiliates, Selamine Designees, licensees, or customers.

     4.14 ROBIN HOOD GUARANTEE. To the extent any of the obligations herein apply to Affiliates of Selamine or Arrow Malta, Robin Hood agrees (a) to abide by such obligations as an Affiliate of Selamine and Arrow Malta and (b) to cause each other Affiliate of Selamine and Arrow Malta to abide by such obligations, including through the exercise of all Robin Hood's corporate power and authority to cause such Affiliates to perform their obligations hereunder.

5.   REPRESENTATIONS AND WARRANTIES

     5.1 SELAMINE'S REPRESENTATIONS AND WARRANTIES. In addition to the Parties' representations and warranties set forth in the Application Agreement, which representations and warranties are incorporated herein by reference, Selamine and Arrow Malta, jointly and severally (with the exception of Subsection (e), to which only Selamine shall represent and warrant, and provided that, with respect to Subsection (f), Arrow Malta shall only represent as to itself and not as to Selamine or its other Affiliates), represent and warrant to King as follows:

          (a) COMPLIANCE WITH CGMP. [***] sold to King by Selamine pursuant to this Agreement will be manufactured in conformity with cGMP.

          (b) CONFORMITY WITH SPECIFICATIONS. [***] sold to King by Selamine pursuant to this Agreement will meet, in all material respects at the time of delivery to the common carrier, the Specifications for such [***] in effect at the time of manufacture.

          (c) COMPLIANCE WITH THE ACT. All [***] delivered to King in accordance with Section 2.7(a) will, at the time of such delivery, not be adulterated within the meaning of the Act and will not be an article that may not, under the provisions of such Act, be introduced into interstate commerce.

          (d) NO LIENS. All [***] delivered to King in accordance with Section 2.7(a) will, at the time of such delivery, be free and clear of all Encumbrances.

          (e) RAW MATERIALS AND COMPONENTS. Subject to King supplying Ramipril API during the Aventis Agreement Term, Selamine currently has access to sufficient supplies of Raw Materials and other required resources to perform the services required under this Agreement.

          (f) COMPLIANCE WITH APPLICABLE LAWS. During the term of this Agreement, Selamine, its Affiliates, and Selamine Designees shall comply in all material respects with all Applicable Laws with respect to the conduct of its business in the performance of this Agreement.

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          (g) FDA DEBARMENT. As of the Effective Date, none of Selamine, its
Affiliates, or any of their respective employees or agents, in their capacity as such, have been disqualified or debarred by the FDA, pursuant to 21 U.S.C. Sections 335(a) or (b), or been charged with or convicted under United States law for conduct relating to the development or approval, or otherwise relating to the regulation of any [***] under the Generic Drug Enforcement Act of 1992, or any other relevant law, rule, or regulation or been disbarred, disqualified, or convicted under or for any equivalent or similar applicable foreign law, rule, or regulation.

     5.2 KING'S REPRESENTATIONS AND WARRANTIES. In addition to the Parties' representations and warranties set forth in the Application Agreement, which representations and warranties are incorporated herein by reference, King represents and warrants to Selamine that Selamine may exercise its rights and perform its obligations hereunder, in accordance with the terms and conditions of this Agreement (and, to the extent applicable to such performance, the terms and conditions of any other agreements entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***]), without violating the terms of King's and/or its Affiliates' pre-existing agreements with Aventis and/or its Affiliates or Wyeth and/or its Affiliates and without infringing or misappropriating the intellectual property of Aventis and/or its Affiliates that is licensed to King and/or its Affiliates under its pre-existing agreements with Aventis and/or Affiliates.

6.   INDEMNIFICATION

     6.1 GENERAL PROVISIONS. In addition to the indemnification provisions set forth in the Application Agreement, the Parties agree to the provisions of this
Article 6.

     6.2 INDEMNIFICATION BY KING. Except as otherwise specifically provided, King agrees to defend, indemnify and hold harmless Selamine, its Affiliates, and their respective directors, officers, employees, and agents (the "Selamine Indemnitees") against [***] Liabilities resulting from any claims by a Third Party, arising out of or relating to:

          (a) any material misrepresentation or breach of a representation or warranty made by King in this Agreement;

          (b) any breach of any covenant or obligation by King, its Affiliates or its sublicensees contained in this Agreement;

          (c) the willful misconduct or negligence of King, its Affiliates or its sublicensees in the use, testing, marketing, manufacture, storage, distribution, handling or sale of [***];

          (d) the willful misconduct or negligence of King, its Affiliates or its sublicensees in the testing, manufacture, storage or handling of API supplied by King to Selamine;

          (e) Aventis' failure to comply with the specifications agreed upon by King and Aventis, cGMP, or Applicable Laws with respect to API from Aventis;

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          (f) any labeling or packaging of any [***] to the extent that such labeling or packaging has been supplied by or at the direction of King, its Affiliates or its sublicensees and applied in accordance with any instructions from King; and

          (g) any representation or warranty made by King, its Affiliates or its sublicensees to its customers or users with respect to [***], other than representations or warranties made by Selamine hereunder;

provided, however, that King will not be required to indemnify any Selamine Indemnitee with respect to any such Liability hereunder to the extent the same is caused primarily by any breach of contract, negligent act or omission or intentional misconduct by Selamine, any of its Affiliates, or any of the Selamine Designees or is otherwise covered by Selamine's and Robin Hood's indemnification obligation in Section 6.3.

     6.3 INDEMNIFICATION BY SELAMINE AND ROBIN HOOD. Except as otherwise specifically provided, Selamine and Robin Hood each agrees to defend, indemnify and hold harmless King, its Affiliates, and their respective directors, officers, employees, and agents (the "King Indemnitees") against [***] Liabilities resulting from any claims by a Third Party, arising out of or relating to:

          (a) Selamine's, its Affiliates', or the Selamine Designees' failure to comply with the Specifications, cGMP, or Applicable Laws;

          (b) any material misrepresentation or breach of a representation or warranty made by Selamine or Arrow Malta in this Agreement;

          (c) any breach of any covenant or obligation by Selamine, its Affiliates, or the Selamine Designees contained in this Agreement;

          (d) the willful misconduct or negligence of Selamine, its Affiliates, or the Selamine Designees in the manufacture, testing, storage and handling of [***]; and

          (e) the willful misconduct or negligence of Selamine, its Affiliates, or the Selamine Designees in the manufacture, testing, storage and handling of Ramipril API;

provided, however, that Selamine and Robin Hood will not be required to indemnify the King Indemnitees with respect to any such Liability hereunder to the extent the same is caused primarily by any breach of contract, negligent act or omission or intentional misconduct by King or any or its Affiliates or is otherwise covered by King's indemnification obligation in Section 6.2.

     6.4 PROCEDURES FOR INDEMNIFICATION FOR THIRD-PARTY CLAIMS. A party (the "indemnitee") that intends to claim indemnification under this Article 6 will notify the indemnifying party (the "indemnitor") within a reasonable time in writing of any action, claim, or liability in respect of which the indemnitee believes it is entitled to claim indemnification; provided that the failure to give timely notice to the indemnitor will not release the indemnitor from any liability to the indemnitee except to the extent the indemnitor is actually prejudiced thereby. The indemnitor will have the right, by notice to the indemnitee, to assume the defense

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of any such action or claim within the [***] period after the indemnitor's receipt of notice of any action or claim with counsel of the indemnitor's choice and at the sole cost of the indemnitor. If the indemnitor does not so assume the defense of such Third Party claim, the indemnitee may assume such defense with counsel of its choice [***] the indemnitor. If the indemnitor so assumes such defense, the indemnitee may participate therein through counsel of its choice, but at the sole cost of the indemnitee. The party not assuming the defense of any such claim will render all reasonable assistance to the party assuming such defense, and all reasonable out-of-pocket costs of such assistance will be for the account of the indemnitor. No such claim will be settled other than by the party defending the same, and then only with the consent of the other party, which will not be unreasonably withheld; provided that the indemnitee will have no obligation to consent to any settlement of any such action or claim that imposes on the indemnitee any liability or obligation that cannot be assumed and performed in full by the indemnitor, and the indemnitee will have no right to withhold its consent to any settlement of any such action or claim if the settlement involves only the payment of money by the indemnitor or its insurer.

     6.5 DISTRIBUTION/PRODUCT LIABILITY INSURANCE. Upon Launch of the [***], both Parties shall obtain and maintain in effect, for the term of this Agreement and for a period of [***] thereafter, liability insurance or indemnity policies, in an amount not less than [***] USD ($[***]) in the aggregate with an indemnity to principals clause with respect to products liability and distribution. Such policies shall be blanket policies and shall insure against liability on the part of the Parties and their Affiliates, as their interests may appear, due to injury, disability or death of any person or persons, or injury to property, arising from the distribution of [***]. Upon Launch of the [***] and thereafter on January 1 of each year during the term of this Agreement, each Party shall provide to the other a copy of its certificate of insurance (i) summarizing the insurance coverage and (ii) identifying any exclusions. Each Party shall promptly notify the other of any material adverse alterations to the terms of this policy or decreases in the amounts for which insurance is provided.

     6.6 PRODUCT LIABILITY CLAIMS. As soon as it becomes aware, each Party will give the other prompt written notice of any defect or alleged defect in any [***], any injury alleged to have occurred as a result of the use or application of the [***], and any circumstances that may give rise to litigation or recall of a [***] or regulatory action that may affect the sale or manufacture of a [***], specifying, to the extent the Party has such information, the time, place and circumstances thereof and the names and addresses of the persons involved. Each Party will also furnish promptly to the other copies of all papers received in respect of any claim, action or suit arising out of such alleged defect, injury or regulatory action.

     6.7 LIMITATION OF LIABILITY. EXCLUDING EACH PARTY'S OBLIGATIONS UNDER
ARTICLE 6, NEITHER PARTY NOR ANY AFFILIATE THEREOF SHALL BE LIABLE TO THE OTHER FOR ANY AMOUNTS REPRESENTING THEIR RESPECTIVE LOSS OF PROFITS, LOSS OF BUSINESS, INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL, OR PUNITIVE DAMAGES, (EVEN IF PREVIOUSLY APPRISED OF THE POSSIBILITY THEREOF) ARISING FROM THE PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY

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MATERIALS OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF THE LIABILITY IS
BREACH OF CONTRACT, TORT, STATUTES, OR ANY OTHER LEGAL THEORY, UNLESS SUCH ACT
OR OMISSION ARISES FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH
PARTY.

7.   TERM & TERMINATION

     7.1 TERM. This Agreement shall remain in effect until the end of the life of the last to expire of the Ramipril Patents, including any patent term extensions or restorations, unless previously terminated as provided in this Agreement.

     7.2 TERMINATION. This Agreement may only be terminated upon mutual written agreement of Selamine and King or upon three (3) months' prior written notice if one Party is in material breach of this Agreement and fails to cure that breach within such three (3)-month period; provided that, if Selamine, its Affiliates, or the Selamine Designees materially breach this Agreement, other than as a result of the gross negligence or willful misconduct of Selamine, its Affiliates, or the Selamine Designees, King shall have no right to terminate this Agreement (although it shall, as provided in Section 2.8(b), have the right to make alternative arrangements to obtain [***]), but King's right to recover damages or otherwise seek remedies for Selamine's, its Affiliates', or the Selamine Designees' breach shall otherwise not be limited.

     7.3 TERMINATION FOR BANKRUPTCY. This Agreement may be canceled upon fifteen
(15) days prior written notice by either Party at any time during this Agreement if: (a) the other Party shall file in any court, pursuant to any statute of any government in any country, a petition in bankruptcy or insolvency or for reorganization, or for an arrangement or for the appointment of a receiver or trustee of the Party or of its assets; (b) any other Party proposes a written agreement of composition for extension of its debts; (c) the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after filing thereof; (d) the other Party shall be a Party to any dissolution or liquidation; (e) the other Party shall make a general assignment for the benefit of its creditors; or (f) if the other Party is subject to any final order of debarment which can be expected to have a material adverse effect on the Development or commercialization of [***]. A termination pursuant to this
Section 7.3 shall constitute a termination for material breach, and the non-breaching party shall be entitled to seek damages or equitable relief for such material breach.

     7.4 ACCRUED OBLIGATIONS. Any termination of this Agreement for any reason does not relieve any Party of any obligation or liability accrued prior to the termination or rescind anything done by any Party, and the termination does not affect in any manner any rights of any Party arising under this Agreement prior to the termination.

     7.5 SURVIVAL. The terms and conditions of the following provisions shall survive termination or expiration of this Agreement for as long as necessary to permit their full discharge: Sections 2.13, 2.14, 3.6, 3.7, 4.4, 4.8, 4.9, and
4.14 and Articles 5, 6, 7, 8, and 9.

     7.6 TECHNICAL ASSISTANCE. Upon termination of this Agreement due to a breach by Selamine or upon expiration of this Agreement, upon the request of King and at Selamine's

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

expense in the event of such termination or at King's expense in the event of such expiration, Selamine and its Affiliates shall provide King with the assistance of their employees and access to their other internal resources reasonably necessary to provide King with a reasonable level of technical assistance and consultation with the transfer of the [***] to, and the regulatory qualification of, a finished goods supplier of King's election.

8.   INTELLECTUAL PROPERTY RIGHTS & CONFIDENTIALITY

     8.1 INTELLECTUAL PROPERTY RIGHTS. The Parties acknowledge and agree that the intellectual property and inventions provisions of Article 4 of the License Agreement and Sections 2.7, 2.8, and 2.9 of the Application Agreement will apply to the Parties' rights and obligations under this Agreement.

     8.2 CONFIDENTIALITY. All Confidential Information provided by the Disclosing Party to the Receiving Party in connection with this Agreement is proprietary to the Disclosing Party and shall be maintained in strict confidence by the Receiving Party. Such Confidential Information shall remain the property of the Disclosing Party, and the Receiving Party shall not use the same for or on behalf of any entity other than the Disclosing Party. At the termination of this Agreement, the Parties shall promptly return to the Disclosing Party any physical embodiments (including copies) of any such Confidential Information or, at the Disclosing Party's sole election, destroy the same under the Disclosing Party's supervision.

     8.3 DISCLOSURE. Nothing in this Agreement shall be construed as preventing or in any way inhibiting either Party from disclosing Confidential Information necessary to comply with applicable laws. In the event a Party shall deem it reasonably necessary to disclose Confidential Information belonging to the other Party pursuant to this Section 8.3, the Disclosing Party shall to the extent possible give reasonable advance notice of such disclosure to the other Party, and shall consider in good faith the other Party's objections to such disclosure, including suggestions to redact Confidential Information, and take reasonable measures to ensure confidential treatment of such information.

     8.4 PERIOD OF OBLIGATION. This Article shall survive expiration or termination of this Agreement for a period of [***] from the Effective Date.

     8.5 EQUITABLE RELIEF. Selamine and King each acknowledges that a breach by it of Article 8 cannot reasonably or adequately be compensated in damages in an action at law and that such a breach may cause the other Party irreparable injury and damage. By reason thereof, each Party agrees that the other Party may be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of Article 8 by the other Party; provided, however, that no specification in this Agreement of a specific legal or equitable remedy shall be construed as a waiver or prohibition against the pursuing of other legal or equitable remedies in the event of such a breach. Each Party agrees that the existence of any claim, demand, or cause of action of it against the other Party, whether predicated upon this Agreement, or otherwise, shall not constitute a defense to the enforcement by the other Party, or its successors or assigns, of the covenants contained in Article 8.

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9.   MISCELLANEOUS

     9.1 PUBLIC ANNOUNCEMENTS. Neither Party nor any Affiliate thereof shall make any publicity releases, interviews, or other dissemination of information concerning this Agreement or its terms, or either Party's or any Affiliate's performance hereunder, to communication media, financial analysts, or others without the approval of the other Party, which approval shall not unreasonably be withheld. Either Party and any Affiliate thereof may upon notice to the other Party make any disclosure in filings with regulatory agencies as required by law or applicable court order; provided that the other Party and its Affiliates shall have the opportunity to consult in advance on such disclosures and filings.

     9.2 FORCE MAJEURE. Neither Party nor any Affiliate thereof shall be liable for any default or delay in such Party's or any Affiliate's performance if such default or delay is caused by an event beyond the reasonable control of such Party or Affiliate, including, but not limited to: act of God; war or insurrection; civil commotion; destruction of essential facilities or materials by earthquake, fire, flood or storm; labor disturbance; epidemic; or other similar event; provided, however, that the Party or Affiliate so affected will give prompt notice of such event, and shall use its commercially reasonable efforts to avoid, remove or alleviate such causes of nonperformance and shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

     9.3 ENTIRE AGREEMENT. This Agreement and the documents referred to herein, including without limitation all Appendices hereto (which are hereby incorporated by reference), constitute the entire agreement between the Parties and the Affiliates of each pertaining to the subject matter hereof, and this Agreement supersedes, on its Effective Date, any other agreements, understandings, promises and representation, whether written or oral, between the Parties and such Affiliates relating to the same subject matter save for where otherwise expressed in this Agreement. No agent of either Party or any Affiliate of either is authorized to make any representation, promise, or warranty not contained in this Agreement.

     9.4 AMENDMENT AND WAIVER. This Agreement may only be amended by the Parties in writing, making specific reference to this Agreement, provided that the same is signed by all Parties. No course of dealing between the Parties any their Affiliates or failure by either Party or any Affiliates thereof to exercise any right or remedy hereunder shall constitute an amendment to this Agreement or a waiver of any other right or remedy or the later exercise of any right or remedy.

     9.5 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to any choice of law provisions. Each Party and each Affiliate of each Party hereby submits itself for the sole purpose of this Agreement and any controversy arising hereunder to the jurisdiction of the courts located in the Southern District of New York and any courts of appeal therefrom, and waives any objection on the grounds of lack of jurisdiction (forum non conveniens or otherwise) to the exercise of such jurisdiction over it by any such courts.

     9.6 DISPUTE RESOLUTION. Any controversy, claim, or dispute arising out of or relating to this Agreement (collectively "Dispute") shall be attempted to be settled by the Parties and

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

their Affiliates, in good faith. In the event that there is no resolution of such Dispute, it shall further be submitted to appropriate senior management representatives of each Party in a good faith effort to effect a mutually acceptable resolution thereof. Only if such efforts are not successful shall such Dispute be resolved by binding arbitration. Such arbitration shall take place in New York, New York and it shall proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Within [***] from the filing of the demand or submission, or longer if the Parties mutually agree, Selamine and King shall each select one arbitrator; the two arbitrators so appointed shall select and appoint a third neutral arbitrator. Judgment upon the award rendered by arbitration shall be binding and may be entered in any court having jurisdiction thereof. Costs of arbitration are to be divided by the Parties in the following manner: Selamine shall pay for the arbitrator it chooses, King shall pay for the arbitrator it chooses, Selamine and King shall equally share the cost of a neutral arbitrator, and each shall otherwise bear its own costs.

     9.7 ASSIGNMENT. No Party nor any Affiliate thereof may assign any right or obligation hereunder without the written consent of the other Parties, such consent not to be unreasonably withheld, provided that each Party may assign this Agreement and the rights, obligations, and interests of such Party, in whole or in part, only to any of its Affiliates (for so long as they remain Affiliates) or to any Third Party that succeeds to all or substantially all of a Party's business or assets relating to this Agreement and any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], whether by sale, merger, operation of law, or otherwise, or to one or more financial institutions providing financing to such Party, pursuant to the terms of the relevant security agreement, and, upon the occurrence of any such succession, shall make such assignment; provided that such assignee or transferee shall also promptly agree in writing to be bound by the terms and conditions of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns. Any attempted assignment in violation of this provision shall be void and of no effect.

     9.8 NATURE OF AGREEMENT. In operating under the Agreement, each Party shall act independently and this Agreement shall not be construed as creating any partnership, joint venture or incorporated business entity. No Party shall have any authority to incur any liability or obligation whatsoever on behalf of any other Party.

     9.9 NOTICE. Any notice, demand, waiver, consent, approval or other communication which is required or permitted to be given to any Party under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be effective on receipt, as evidenced in writing, when given by registered airmail or certified mail, postage prepaid, or overnight courier, and addressed, unless otherwise specified in writing, to the addresses of the Parties described below, and effective upon sending if sent by facsimile confirmed by a written transmission report:

               IF SELAMINE:
               Unit 4/5, Willsborough Cluster,
               Clonshaugh, Dublin 17, Ireland

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

               Fax: 353 1 847 3897
               Attention: Anna Power and Paul Harrison

               COPY TO:

               Weil, Gotshal & Manges LLP
               767 Fifth Avenue
               New York, NY 10153
               Attention: Fiona Schaeffer, Esq.

               IF ROBIN HOOD OR ARROW MALTA:

               57 St. Christopher Street
               Valletta VLT08,
               Malta

               Fax: 356 2165 3046
               Attention: Frances Mifsud

               copy to:

               Weil, Gotshal & Manges LLP
               767 Fifth Avenue
               New York, NY 10153
               Attention: Fiona Schaeffer, Esq.

               IF KING:

               501 Fifth Street
               Bristol, TN 37620

               Fax: 423-990-2566
               Attention: General Counsel

               COPY TO:

               Jones Day
               222 East 41st Street
               New York, NY 10017
               Attention: F. Dominic Cerrito, Esq.

     9.10 SEPARABILITY.

          (a) In the event any portion of this Agreement shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.

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

          (b) If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law, and the remaining portions hereof shall remain in full force and effect.

          (c) In the event that the terms and conditions of this Agreement are materially altered as a result of Sections 9.10(a) or 9.10(b), the Parties will renegotiate the terms and conditions of this Agreement to resolve any inequities.

     9.11 EXECUTION IN COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall constitute together the same instrument.

     9.12 RECORDING. Either Party shall have the right, at any time, to record, register, or otherwise notify this Agreement in appropriate governmental or regulatory offices anywhere within the Territory, and the other Parties shall provide reasonable assistance to the recording, registering or notifying Party in effecting such recording, registering or notifying and provided that the other Parties shall have the opportunity to consult in advance on such disclosures and filings.

              ** REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK **

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

          IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed on the date first written above by their respective duly authorized officers, on the date first written above.

                                   SELAMINE LIMITED


                                   By:                               (signature)
                                       -----------------------------
                                   Name:
                                         ---------------------------
                                   Title:
                                          --------------------------


                                   KING PHARMACEUTICALS, INC.


                                   By:                               (signature)
                                       -----------------------------
                                   Name:
                                         ---------------------------
                                   Title:
                                          --------------------------


                                   ARROW PHARM MALTA LIMITED


                                   By:                               (signature)
                                       -----------------------------
                                   Name:
                                         ---------------------------
                                   Title:
                                          --------------------------


                                   ROBIN HOOD HOLDINGS LIMITED


                                   By:                               (signature)
                                       -----------------------------
                                   Name:
                                         ---------------------------
                                   Title:
                                          --------------------------



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

                                   APPENDIX A

                                   DEFINITIONS

     1.1 "ACT" shall mean the United States Federal Food, Drug and Cosmetic Act, as amended.

     1.2 "AFFILIATE" shall mean any corporation, firm, partnership or other entity that directly or indirectly controls or is controlled by or is under common control with a Party to an agreement. For purposes of this definition, "control" means ownership, directly or through one or more Affiliates, of (a) fifty percent (50%) or more of the shares or voting rights in case of a corporation or limited company, (b) fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, (c) fifty percent (50%) or more of the equity or controlling interests in the case of any other type of legal entity (including, without limitation, joint ventures) or status as a general partner in any partnership, or (d) any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of an entity.

     1.3 "AMENDED RAMIPRIL APPLICATION" shall mean an amended Ramipril Application seeking Regulatory Approval of a [***] made using the King Materials as API, and all amendments and supplements thereto.

     1.4 "API" shall mean active pharmaceutical ingredient.

     1.5 "API COST" shall mean the price of Ramipril API for use in the manufacture of the [***], which shall not exceed [***] Selamine shall initially identify [***] subject to King's right to challenge [***].

     1.6 "APPLICATION AGREEMENT" shall mean that certain Ramipril Application License Agreement entered into among Arrow, Robin Hood, King and King R&D on February 12, 2006.

     1.7 "APPLICABLE LAW" shall mean applicable U.S. and foreign laws, rules, regulations, guidelines and standards, including but not limited to those of the FDA and comparable foreign governmental and Regulatory Authorities, including without limitation the Act.

     1.8 "ARROW" shall mean Arrow International Limited, a corporation organized under the laws of the Republic of Malta with its principal place of business at 57 St. Christopher Street, Valletta VLT 08, Malta.

     1.9 "ARROW MALTA" shall mean Arrow Pharm Malta Limited, a corporation organized under the laws of Malta with its principal place of business at 57 St. Christopher Street, Valletta VLT 08, Malta.

     1.10 "AVENTIS" shall mean Sanofi Aventis or any of its Affiliates.

     1.11 "AVENTIS AGREEMENT TERM" shall mean (i) the period during which King is obligated to purchase Ramipril API from Aventis pursuant to King's agreements with Aventis or

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                                       A-1

(ii) the period during which King is legally or contractually prohibited from making, having made, using, selling or offering to sell [***] in the Territory, except such [***] that are made from Ramipril API supplied by Aventis.

     1.12 "BANKRUPTCY CODE" shall mean the U.S. Bankruptcy Code, 11 U.S.C. Sections 101 et seq.

     1.13 "CALENDAR QUARTER" shall mean the period of three (3) consecutive calendar months ending on each March 31, June 30, September 30 or December 31, as the case may be, of a year; provided that the first Calendar Quarter of an agreement shall begin on the Effective Date and end on the last day of the calendar quarter within which the Effective Date falls.

     1.14 "CALENDAR YEAR" shall mean each successive twelve (12)-month period commencing on January 1 and ending on December 31; provided that the first Calendar Year of any agreement shall begin on the Effective Date and end on December 31, 2006. In the event that the termination of any agreement does not fall on the last day of a Calendar Year, the "Final Calendar Year" shall mean the period from the last day of the most recent complete Calendar Year through the applicable date of termination of such agreement.

     1.15 "CAPSULE PRODUCT" shall mean any capsule formulation of pharmaceutical products containing Ramipril as the active ingredient as approved by the FDA under New Drug Application Number [***].

     1.16 "CGMP" shall mean the minimum standards for methods to be used in, and the facilities or controls to be used for, the manufacture, processing, packing, or holding of a drug to assure that such drug meets the requirements of the Act as to safety, and has the identity and strength and meets the quality and purity characteristics that it purports or is represented to possess. cGMP, or current Good Manufacturing Practices, are established through FDA regulations (including but not limited to 21 CFR Parts 210-211), FDA guidance and FDA current review and inspection standards and current industry standards.

     1.17 "CONFIDENTIAL INFORMATION" shall mean the existence and contents of this Agreement and any information, in whatever form, disclosed by a Party or its Affiliates (the "Disclosing Party"), to the other Party or its Affiliates (the "Receiving Party"), in connection with the performance or implementation of this Agreement including, but not limited to, any Technology and Patents, Ramipril Application, Amended Ramipril Application, Ramipril Know-How, [***], the Ramipril drug master file, Ramipril Patents, including without limitation any pending patent applications, patent office correspondence, FDA applications and submissions, FDA correspondence, technical or clinical data, trade secrets, and know-how, including, but not limited to research, product plans, products, services, suppliers, customer lists and customers, prices and costs, markets, software, developments, ideas, techniques, business methods, photographs, sound-recordings, algorithms, inventions, laboratory notebooks, processes, formulas, technology, specifications, test results, designs, drawings, engineering, hardware configuration information, marketing, licenses, finances, budgets and other actual or anticipated business, research or development information or any information provided pursuant to Section 3.4, 3.7, 4.5 or 4.9 of this Agreement which is disclosed by the Disclosing Party to the

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                                       A-2

Receiving Party whether or not specifically designated as confidential. Confidential Information shall not include:

          (a) information which at the time of disclosure is publicly known;

          (b) information which, after the time of disclosure, becomes part of the public domain, except by breach of an agreement between the Disclosing Party or any Affiliate thereof and the Receiving Party or any Affiliate thereof;

          (c) information which is or was in the possession of the Receiving Party or any Affiliate thereof at the time of disclosure by the Disclosing Party and was not acquired directly or indirectly from the Disclosing Party or any Affiliate thereof or from any other party under an agreement of confidentiality to the Disclosing Party or any Affiliate thereof; and

          (d) information which the Receiving Party can show through written documentation is or was developed by the Receiving Party or its Affiliates independently of receipt hereunder.

     1.18 "CONTROL" OR "CONTROLLED" shall mean, with respect to patents, know-how or other intellectual property rights of any kind, the possession by a Party of the ability to grant a license or sublicense of such rights as provided herein without the payment of additional consideration and without violating the terms of any agreement or arrangement between such Party and any Third Party.

     1.19 "COST(S)" shall mean the fully absorbed manufacturing and packaging costs, which includes [***].

     1.20 "DEVELOPMENT" or "DEVELOP" shall mean, with respect to [***], the conduct of research, preclinical, clinical and other development activities, including but not limited to such activities undertaken prior to Regulatory Approval of such products in order to obtain Regulatory Approval of such products in accordance with this Agreement and any other agreement entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***]. These activities may include clinical drug development and stability testing, statistical analysis and report writing, clinical trial design and performance prior to obtaining Regulatory Approvals, and regulatory affairs related to the foregoing.

     1.21 "ENCUMBRANCE" shall mean any mortgage, pledge, assessment, security interest, deed of trust, lease, lien, levy, license, restriction on transferability, defect in title, charge or other encumbrance on any kind or any conditional sale or title retention agreement or other agreement to give any of the foregoing in the future.

     1.22 "FDA" shall mean the United States Food and Drug Administration or any successor organization and all agencies under their direct control.

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

     1.23 "KING" shall mean King Pharmaceuticals, Inc., a corporation organized under the laws of Tennessee with its principal place of business at 501 Fifth Avenue, Bristol, Tennessee 37620 USA.

     1.24 "KING R&D" shall mean King Pharmaceuticals Research and Development, Inc., a corporation organized under the laws of Delaware with its principal place of business at 4000 CentreGreen Way, Suite 300, Cary, North Carolina.

     1.25 "[***]" shall mean any [***] that is owned or Controlled by King or any Affiliate thereof at any time during the term of this Agreement or any other agreement entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***].

     1.26 "LAUNCH," "LAUNCHES" or "LAUNCHED" shall mean the date of the first commercial sale of [***] by King or any Affiliate thereof to a Third Party in the Territory.

     1.27 "LIABILITIES" shall mean claims, liabilities, damages, costs or expenses (including any liability arising out of the injury or death of any person or damage to any property and including reasonable attorney's fees).

     1.28 "LICENSE AGREEMENT" shall mean that certain Ramipril Patent License Agreement entered into among Selamine, Robin Hood, King and King R&D on February 12, 2006.

     1.29 "NET SALES" shall mean the gross amount invoiced to non-Affiliate Third Parties for sale of [***], less, to the extent deducted from or on such invoice consistent with generally accepted accounting principles, consistently applied, the following items: (i) [***]; (ii) [***]; (iii) [***]; and (iv) [***]. If any [***] are sold to Third Parties in transactions that are not at arm's-length between the buyer and seller, then the gross amount to be included in the calculation of Net Sales for such sales shall be the amount that would have been invoiced had the transaction been conducted at arm's-length, [***]. If any [***] are sold to Third Parties for consideration other than cash or for consideration that is not readily ascertainable, then the gross amount to be included in the calculation of Net Sales for such sales shall be determined based on [***]. Any goods or services provided in exchange of the supply, disposal of [***] for, or use of [***], in clinical or preclinical trials or as free samples (such samples to be in quantities common in the industry for this sort of product) [***]

     1.30 "PACKAGING QUANTITY" shall mean the minimum quantities of [***], as set forth in Appendix 1 to this Agreement, that must be purchased under each Purchase Order.

     1.31 "PARTICIPATE(S)" shall mean that Wyeth has elected, under its pre-existing agreement with King, to co-promote [***] in the Territory. If Wyeth is deemed, pursuant to Article 5 of the Application Agreement, not to have elected to co-promote for purposes of the Application Agreement, then Wyeth shall also be deemed, effective on the same date, not to have so elected for purposes of this Agreement.

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

     1.32 "PATENT(S)" shall mean and collectively include United States and foreign patent applications, including any provisional applications, and any patents issued from such patent applications, reissues, re-examinations, extensions, substitutions, divisionals, continuations and continuations-in-part thereof.

     1.33 "PURCHASE ORDER(S)" shall mean the information to be provided by King when placing an order with Selamine for [***], as set forth in Appendix 2 to this Agreement.

     1.34 "QUALITY AGREEMENT" shall mean the Quality Agreement to be entered into among King, Selamine, Arrow Malta, and Robin Hood with respect to the [***].

     1.35 "RAMIPRIL" shall mean the compound (2S,3aS,6aS)-1[(S)-N-[(S)-1-Carboxy -3-phenylpropyl]alanyl]octahydrocyclopenta[b]pyrrole-2-carboxylic acid, 1-ethyl ester.

     1.36 "RAMIPRIL APPLICATION" shall mean Application Number [***], prepared, owned and filed by Arrow and its Affiliates with the FDA, and all amendments and supplements thereto.

     1.37 "RAMIPRIL KNOW-HOW" shall mean all Technology relating to the manufacture, finishing, formulation, or packaging of [***] that is owned or Controlled by Arrow or any Affiliate thereof at any time during the Term of this Agreement and any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***] including, without limitation, methods of production or use of, and structural and functional information pertaining to or disclosed in, Ramipril, the Ramipril Application and the Amended Ramipril Application.

     1.38 "RAMIPRIL PATENTS" shall mean any and all of the following owned or Controlled by Selamine or any of its Affiliates at any time during the Term of this Agreement or any other agreements entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], whether protected, created or arising under the Laws of the United States or the Laws of any other jurisdiction: patents, patent applications (along with all patents issuing thereon), statutory invention registrations, in each case as specified in the other agreements entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], as such agreements may be amended by the parties thereto from time to time by mutual agreement to reflect newly issued patents that claim [***] or uses or indications of or methods of making Ramipril or products with Ramipril as the sole active ingredient, and any and all continuations, continuations-in-part, and divisions of the foregoing, along with any and all reissues, reexaminations, and extensions of the foregoing, and all rights therein provided by international treaties or conventions owned or Controlled by Selamine or any of its Affiliates. Ramipril Patents shall include, without limitation, any and all patent applications and issued patents generated by or on behalf of Selamine or any Affiliate thereof, jointly or solely, in connection with performance under this Agreement and any other agreement entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], including without limitation performance of the

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

Permitted Uses, or otherwise in connection with the [***] or with generating or obtaining Regulatory Approval of the [***].

     1.39 "[***]" shall mean [***], including, but not limited to, all articles claimed in the Ramipril Patents and the [***], but expressly excluding any combinations of Ramipril together with any other active ingredient(s) or any Ramipril formulation indicated for the treatment or prevention of diabetes.

     1.40 "RAW MATERIALS" shall mean all API, excipients, components, labeling and packaging materials and other materials required to manufacture [***].

     1.41 "REGULATORY APPROVAL" shall mean final approval by the FDA or other applicable Regulatory Authority to market a product in the Territory.

     1.42 "REGULATORY AUTHORITY" shall mean the FDA or any counterpart of the FDA outside the United States, or other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport or clinical testing, pricing and/or sale of a product, including without limitation any device incorporating the [***].

     1.43 "ROBIN HOOD" shall mean Robin Hood Holdings Limited, a corporation organized under the laws of Malta with its principal place of business at 57 St. Christopher Street, Valletta VLT 08, Malta.

     1.44 "SELAMINE" shall mean Selamine Limited, a corporation organized under the laws of Ireland with its principal place of business at Unit 4/5, Willsborough Cluster, Clonshaugh, Dublin 17, Ireland.

     1.45 "SPECIFICATIONS" shall mean the specifications for manufacturing, packaging, labeling and testing [***] set forth in Appendix 3 to this Agreement, as may be amended from time to time.

     1.46 "TECHNOLOGY" shall mean non-patented, proprietary know-how, trade secrets, inventions, discoveries, improvements, methods, materials and information, including, without limitation, basic research data, clinical and pre-clinical data, designs, formulas, materials, compounds, formulations, pre-formulation experiments, and process information.

     1.47 "TERRITORY" shall mean the United States.

     1.48 "THIRD PARTY" shall mean any person other than a Party or an Affiliate of a Party.

     1.49 "WYETH" shall mean Wyeth, acting through its Wyeth Pharmaceuticals Division (formerly American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories Division) or any of its Affiliates.

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                   APPENDIX 1

                               PACKAGING QUANTITY

Minimum quantity of [***] per order are as follows:

[***]







    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                   APPENDIX 2

                                 PURCHASE ORDER

All Purchase Orders from King for [***] shall include the following information:

-    [***]









    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                   APPENDIX 3

                                 SPECIFICATIONS

Finished Specifications for [***]: [to be provided upon obtaining Regulatory Approval]










    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                   APPENDIX 4

                                STABILITY TESTING

The following tests are performed at each specified time point:

[***]









    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                   APPENDIX 5

                               API PURCHASE ORDER

All purchase orders from Selamine to King for Ramipril API shall include the following information:

     [***]







    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.